Ex.99.906 CERT

N-CSRS Exhibit for Item 11(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Lee T. Kranefuss, Chief Executive Officer, and Michael A. Latham, Chief Financial Officer, of Barclays Global Investors Funds (the “Registrant”), each certify that:

1. The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2004 (the “Form N-CSRS”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 7, 2004	/s/ Lee T. Kranefuss	Chief Executive Office
	Lee T. Kranefuss	[Title]
[Signature]

Date: September 7, 2004	/s/ Michael A. Latham	Chief Financial Officer
	Michael A. Latham	[Title]
[Signature]

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.